                                                                    EXHIBIT 23.3

                          CONSENT OF ERNST & YOUNG LLP


We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement on Form S-4 and related Prospectus of USA Networks, Inc. and to the use of our report dated February 4, 1999 with respect to the consolidated financial statements and schedule of USANi LLC included in the Registration Statement of $500,000,000 6 3/4% Senior Notes.




New York, New York
March 4, 1999



                                                  ERNST & YOUNG LLP